                                                                     EXHIBIT 24



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officers and/or Directors of PANHANDLE EASTERN CORPORATION (the "Company"), a Delaware corporation, do hereby constitute and appoint J. B. HIPPLE, CARL B. KING, and ROBERT W. REED, and each of them, their true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as Officers and/or Directors of the Company to the Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned have subscribed these presents this 29th day of March 1995.



/s/  DENNIS HENDRIX                     /s/  GEORGE L. MAZANEC
-------------------------------------   ---------------------------------------
 Dennis Hendrix                         George L. Mazanec


/s/  PAUL M. ANDERSON                   /s/  J. B. HIPPLE
-------------------------------------   ---------------------------------------
Paul M. Anderson                        J. B. Hipple


/s/  J. B. HIPPLE                       /s/  SANDRA P. MEYER
-------------------------------------   ---------------------------------------
J. B. Hipple                            Sandra P. Meyer
Senior Vice President and               Vice President and Controller
  Chief Financial Officer                 (Principal Accounting Officer)


                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer and/or Director of PANHANDLE EASTERN CORPORATION (the "Company"), a Delaware corporation, does hereby constitute and appoint J. B. HIPPLE, CARL B. KING, and ROBERT W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign his name as officer and/or Director of the Company to the Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned have subscribed these presents this 29th day of March 1995.


  /s/   MILTON CARROLL
-----------------------------
        Milton Carroll

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or Director of PANHANDLE EASTERN CORPORATION (the "Company"), a Delaware corporation, does hereby constitute and appoint J. B. HIPPLE, CARL B. KING, and ROBERT W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign his name as Officer and/or Director of the Company to the Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned have subscribed these presents this 29th day of March 1995.


     /s/ ROBERT CIZIK
-----------------------------
         Robert Cizik

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or Director of PANHANDLE EASTERN CORPORATION (the "Company"), a Delaware corporation, does hereby constitute and appoint J. B. HIPPLE, CARL B. KING, and ROBERT W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign his name as Officer and/or Director of the Company to the Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned have subscribed these presents this 29th day of March 1995.


 /s/  CHARLES W. DUNCAN, JR.
-----------------------------
      Charles W. Duncan, Jr.

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer and/or Director of PANHANDLE EASTERN CORPORATION (the "Company"), a Delaware corporation, does hereby constitute and appoint J. B. HIPPLE, CARL B. KING, and ROBERT W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign his name as Officer and/or Director of the Company to the Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned have subscribed these presents this 29th day of March 1995.


   /s/  L. E. LINBECK, JR.
-----------------------------
        L. E. Linbeck, Jr.

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or Director of PANHANDLE EASTERN CORPORATION (the "Company"), a Delaware corporation, does hereby constitute and appoint J. B. HIPPLE, CARL B. KING, and ROBERT W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign his name as Officer and/or Director of the Company to the Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned have subscribed these presents this 29th day of March 1995.


  /s/  RALPH S. O'CONNOR
-----------------------------
       Ralph S. O'Connor

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer and/or Director of PANHANDLE EASTERN CORPORATION (the "Company"), a Delaware corporation, does hereby constitute and appoint J. B. HIPPLE, CARL B. KING, and ROBERT W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign his name as Officer and/or Director of the Company to the Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned have subscribed these presents this 29th day of March 1995.


  /s/  HAROLD S. HOOK
-----------------------------
       Harold S. Hook

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer and/or Director of PANHANDLE EASTERN CORPORATION (the "Company"), a Delaware corporation, does hereby constitute and appoint J. B. HIPPLE, CARL B. KING, and ROBERT W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign his name as Officer and/or Director of the Company to the Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned have subscribed these presents this 29th day of March 1995.


  /s/  WILLIAM T. ESREY
-----------------------------
       William T. Esrey

                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer and/or Director of PANHANDLE EASTERN CORPORATION (the "Company"), a Delaware corporation, does hereby constitute and appoint J. B. HIPPLE, CARL B. KING, and ROBERT W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign his name as Officer and/or Director of the Company to the Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned have subscribed these presents this 29th day of March 1995.


  /s/  HARRY E. EKBLOM
-----------------------------
       Harry E. Ekblom

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer and/or Director of PANHANDLE EASTERN CORPORATION (the "Company"), a Delaware corporation, does hereby constitute and appoint J. B. HIPPLE, CARL B. KING, and ROBERT W. REED, and each of them, her true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign her name as officer and/or Director of the Company to the Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned have subscribed these presents this 29th day of March 1995.


  /s/  ANN MAYNARD GRAY
-----------------------------
       Ann Maynard Gray